                                                                   Exhibit 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this Registration Statement of R.H. Donnelley Corporation on Form S-8 of our report dated February 16, 2001, on our audits of the consolidated financial statements of R. H. Donnelley Corporation as of December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, which report is incorporated by reference in the Annual Report on Form 10-K.


                                             By /s/ PricewaterhouseCoopers LLP
                                             ---------------------------------
                                                 PricewaterhouseCoopers LLP

New York, New York
April 27, 2001


                                       9